SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                the Securities and Exchange Act of 1934


   Date of Report (Date of earliest event reported):  June 19, 1995


                       MONONGAHELA POWER COMPANY
        (Exact name of registrant as specified in its charter)

          Ohio                      1-5164             13-5229392
     (State or other             (Commission File      (IRS Employer
      jurisdiction of             Number)               Identification
      incorporation)                                    Number)


                         1310 Fairmont Avenue
                    Fairmont, West Virginia  26554
               (Address of principal executive offices)


Registrant's telephone number,
     including area code:                              (304) 366-3000

Item 5.    Other Events.

           The Exhibits to this Report listed in Item 7 below relate to the Registration Statement on Form S-3, No. 33-59131.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           4(a) Indenture, dated as of May 15, 1995, between the Registrant and The Bank of New York, as Trustee.

           4(b)       Global Security.




                              SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MONONGAHELA POWER COMPANY



Dated:  June 21, 1995                 By:    THOMAS C. SHEPPARD, JR.
                                      Name:  Thomas C. Sheppard, Jr.
                                      Title: Assistant Treasurer


























                             EXHIBIT INDEX


Item No. 1      4(a)       Indenture, dated as of May 15, 1995, between the
                           Registrant and The Bank of New York, as Trustee.

Item No. 2      4(b)       Global Security.